UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported):  June 20, 2012

Commission file number 0-21513

DXP Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Texas	76-0509661
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

7272 Pinemont, Houston, Texas 77040
(Address of principal executive offices)
_________________________

Registrant’s telephone number, including area code:
(713) 996-4700
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

An annual meeting of shareholders of DXP Enterprises, Inc. was held on June 20, 2012.  At that meeting management’s nominees were elected directors for the ensuing year.  Of the 11,263,882 shares of Common Stock present in person or represented by proxy at the meeting, the number of shares of Common Stock voted for and the number of shares of Common Stock as to which authority to vote in the election was withheld were as follows with respect of the nominees:

	Common Stock Shares/Votes Voted For	Common Stock Shares/Votes Withheld
David Little	10,978,614	285,268
Cletus Davis	10,774,831	489,051
Timothy P. Halter	10,783,758	480,124
Kenneth H. Miller	10,198,535	1,065,347

With respect to the number of shares of Common Stock that were voted for, voted against, and were withheld from voting for proposal #2 to approve, as a non-binding advisory vote, executive compensation are set forth below:

For	11,163,990
Against	70,867
Abstain	29,025

With respect to the number of shares of Common Stock that were voted for, voted against, and were withheld from voting for proposal #3 to approve amendment to increase the number of shares available under the Plan by 200,000 shares are set forth below:

For	11,046,367
Against	203,052
Abstain	14,463

Of the 15,000 shares (1,500 votes) of Series B Preferred Stock and Series A Preferred Stock present in person or represented by proxy at the meeting, the number of shares of Series B Preferred Stock and Series A Preferred Stock voted for and the number of shares of Series B Preferred Stock and Series A Preferred Stock as to which authority to vote in the election was withheld were as follows with respect of the nominees:

	Series B Preferred Stock and Series A Preferred Stock Shares/Votes Voted For	Series B Preferred Stock and Series A Preferred Stock Shares/Votes Withheld
David Little	1,500	-
Cletus Davis	1,500	-
Timothy P. Halter	1,500	-
Kenneth H. Miller	1,500	-

With respect to the number of shares of Series B Preferred Stock and Series A Preferred Stock that were voted for, voted against, and were withheld from voting for proposal #2 to approve, as a non-binding advisory vote, executive compensation are set forth below:

For	1,500
Against	-
Abstain	-

With respect to the number of shares of Series B Preferred Stock and Series A Preferred Stock that were voted for, voted against, and were withheld from voting for proposal #3 to approve amendment to increase the number of shares available under the Plan by 200,000 shares are set forth below:

For	1,500
Against	-
Abstain	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DXP ENTERPRISES, INC.

June 21, 2012                                                                        By:    /s/ MAC MCCONNELL
Mac McConnell
Senior Vice President and Chief Financial Officer